SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Eaton Vance TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Massachusetts                             34-1982599
      -------------------------------           -----------------------------
  (State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

          The Eaton Vance Building
              255 state Street
             Boston, Massachusetts                          02109
      -------------------------------                -------------------
  (Address of Principal Executive Office)                (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-113177

Securities to be registered pursuant to Section 12(b) of the Act:

              Title of Each Class                Name of Each Exchange On Which
              To Be So Registered                Each Class Is To Be Registered
              -------------------                ------------------------------

     Common Shares of Beneficial Interest,        The New York Stock Exchange
           $0.01 Par Value Per Share

Securities to be registered pursuant to Section 12(g) of the Act:

 _____________________________________None____________________________________
                                 (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1:  Description of Registrant's Securities to be Registered.

The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Capital Structure" in the Registrant's Registration Statement on Form N-2 (Nos. 333-113177 and 811-21519) as filed electronically with the Securities and Exchange Commission on March 1, 2004 (Accession No. 0000898432-04-000208) ("Registration Statement on Form N-2") and amended on March 11, 2004 (Accession
No.: 0000898432-04-000249), as the same may be amended.

Item 2:  Exhibits.

         (a) The following exhibits are being filed with the Commission:

             1. Registrant's Registration Statement on Form N-2 is incorporated herein by reference.

             2. Declaration of Trust of Registrant, which was filed
                electronically as exhibit (a) to the Registrant's
                Registration Statement on Form N-2, is incorporated herein by reference.

             3. By-Laws of Registrant, which were filed electronically as exhibit (b) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.

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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on behalf of the undersigned, thereto duly authorized, this 22nd day of March 2004.




                                         EATON VANCE TAX-ADVANTAGED
                                         GLOBAL DIVIDEND OPPORTUNITIES
                                         FUND

                                         By:    /s/ Duncan W. Richardson
                                                -----------------------------
                                         Name:      Duncan W. Richardson
                                         Title:     President



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